                                                                  EXHIBIT 10.11

                     AMENDED AND RESTATED 364-DAY AGREEMENT

                            DATED AS OF MAY 26, 2000

                  TRUE NORTH COMMUNICATIONS, INC., a Delaware corporation (the "BORROWER"), the banks, the financial institutions and other institutional lenders (collectively, the "INITIAL LENDERS") party hereto and CITIBANK, N.A., as administrative agent (together with any successor thereto appointed pursuant to Article VII of the Existing Credit Agreement referred to below, the "ADMINISTRATIVE AGENT") for the Lenders (as defined in the Existing Credit Agreement referred to below), hereby agree as follows:

                             PRELIMINARY STATEMENTS

                  (1) The Borrower is party to a 364-Day Credit Agreement dated as of May 29, 1998, amended and restated as of May 27, 1999 (as further amended, supplemented or otherwise modified from time to time to (but not including) the date of this Amendment and Restatement, the "EXISTING CREDIT AGREEMENT") with the banks, financial institutions and other institutional lenders party thereto and Citibank, N.A., as Administrative Agent for the Lenders and such other lenders. Capitalized terms not otherwise defined in this Amendment and Restatement shall have the same meanings as specified in the Existing Credit Agreement.

                  (2) The parties to this Amendment and Restatement desire to amend the Existing Credit Agreement as set forth herein and to restate the Existing Credit Agreement in its entirety to read as set forth in the Existing Credit Agreement with the following amendments.

                  (3) The Borrower has requested that the Lenders agree to extend credit to it from time to time in an aggregate principal amount of up to $75,000,000 for general corporate purposes of the Borrower and its Subsidiaries not otherwise prohibited under the terms of this Agreement. The Lenders have indicated their willingness to agree to extend credit to the Borrower from time to time in such amount on the terms and conditions of this Amendment and Restatement.

                  SECTION 1. AMENDMENTS TO THE EXISTING CREDIT AGREEMENT. (a)
Section 1.01 of the Existing Credit Agreement is, effective as of the date of this Amendment and Restatement and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended by deleting the definitions of "COMMITMENT" and "REVOLVER TERMINATION DATE" set forth therein and replacing them, respectively, with the following new definitions thereof:

                  "COMMITMENT" means, with respect to any Lender, the amount set forth in US Dollars opposite such Lender's name on Schedule I hereto under caption "COMMITMENT" or, if such Lender has entered into an Assignment and Acceptance, the amount set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(d) or, if such Lender has entered into an Assumption Agreement, the amount set forth as the Commitment of such Lender in its Assumption Agreement, in each case as such amount may be reduced pursuant to
         Section 2.05 or increased pursuant to Section 2.16.

                  "REVOLVER TERMINATION DATE" means the earlier of (a) May 25, 2001, subject to the extension thereof pursuant to Section 2.17 and (b) the date of termination in whole of the aggregate Commitments pursuant to Section 2.05 or 6.01; PROVIDED, HOWEVER, that the Revolver Termination Date of any Lender that is a Non-Consenting Lender to any requested extension pursuant to Section 2.17 shall be the Revolver Termination Date in effect immediately prior to the applicable Extension Date for all purposes of this Agreement.

                  (b) Section 5.02(d)(i) of the Existing Credit Agreement is amended in full to read as follows:

                  (i) Investments existing on the date of this Agreement and any Investment in Modem Media.Poppe Tyson, Inc.

                  (c) Schedule I to the Existing Credit Agreement is, effective as of the date of this Amendment and Restatement and subject to the satisfaction of the conditions precedent set forth in Section 2, deleted in its entirety and replaced with Schedule I to this Amendment and Restatement.

                  Section 2. CONDITIONS OF EFFECTIVENESS IF THIS AMENDMENT AND RESTATEMENT. This Amendment and Restatement shall become effective as of the date first above written (the "RESTATEMENT EFFECTIVE DATE") when and only if:

                  (a) The Administrative Agent shall have received counterparts of this Amendment and Restatement executed by the Borrower and all of the Initial Lenders or, as to any of the Initial Lenders, advice satisfactory to the Administrative Agent that such Initial Lender has executed this Amendment and Restatement.

                  (b) The Administrative Agent shall have received for the benefit of each of the Initial Lenders a fee equal to 0.04% of the Commitment of each Initial Lender.

                  (c) The Administrative Agent shall have received on or before the Restatement Effective Date the following, each dated such date and (unless otherwise specified below) in form and substance satisfactory to the Administrative Agent and in sufficient copies for each Initial
         Lender:

                           (i) A certificate of the Secretary or an Assistant
                  Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment and Restatement and the Notes, if any, and the other documents to be delivered hereunder by the Borrower.

                           (ii) A favorable opinion of the General Counsel of
                  the Borrower, in form and substance reasonably satisfactory to the Agent.

                  (d) The representations and warranties contained in Section
         4.01 of the Existing Credit Agreement shall be correct on and as of the Restatement Effective Date, before and after giving effect to the Restatement Effective Date, as though made on and as of such date.

                  (e) No event shall have occurred and be continuing, or shall occur as a result of the occurrence of the Restatement Effective Date, that constitutes a Default.

                  SECTION 3. REFERENCE TO AND EFFECT ON THE EXISTING CREDIT AGREEMENT AND THE NOTES.
(a) On and after the effectiveness of this Amendment and Restatement, each reference in the Existing Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Existing Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement, as amended by this Amendment and Restatement.

                  (b) The Existing Credit Agreement and the Notes, as specifically amended by this Amendment and Restatement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                  (c) Without limiting any of the other provisions of the Existing Credit Agreement, as amended by this Amendment and Restatement, any references in the Existing Credit Agreement to the phrases "on the date hereof", "on the date of this Agreement" or words of similar import shall mean and be a reference to the date of the Existing Credit Agreement (which is May 29, 1998).

                  SECTION 4. COSTS AND EXPENSES. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and Restatement, the Notes and the other documents to be delivered hereunder (including, without limitation, the reasonable and documented fees and expenses of counsel for the Administrative Agent with respect hereto and thereto) in accordance with the terms of Section 8.04 of the Existing Credit Agreement.

                  SECTION 5. EXECUTION IN COUNTERPARTS. This Amendment and Restatement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Restatement by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Restatement.

                  SECTION 6. GOVERNING LAW. This Amendment and Restatement shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused the Amendment and Restatement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                        THE BORROWER

                               TRUE NORTH COMMUNICATIONS INC.

                              By   /s/  Kenneth J. Ashley
                                --------------------------------
                                     Name: Kenneth J. Ashley
                                     Title: VP & Treasurer

                        THE AGENT

                               CITIBANK, N.A.
                                          as Administrative Agent

                              By   /s/  Marjorie Futornick
                                -------------------------------
                                     Name: Marjorie Futornick
                                     Title: Vice President

                        THE INTIAL LENDERS

                              CITIBANK, N.A.


                              By   /s/  Marjorie Futornick
                                --------------------------------
                                     Name: Marjorie Futornick
                                     Title: Vice President

                              BANK ONE, N.A. (Main Office Chicago)


                              By    /s/  Richard T. Bedell
                                ------------------------------------------
                                     Name: Richard T. Bedell
                                     Title: Vice President

                               BANK OF AMERICA, N.A.


                                By    /s/  Timothy J. Pepowski
                                  ------------------------------------------
                                     Name: Timothy J. Pepowski
                                     Title: Senior Vice President

                                THE CHASE MANHATTAN BANK


                                 By    /s/  Aldo Quini
                                   ------------------------------------------
                                      Name: Aldo Quini
                                      Title: Vice President

                                 THE BANK OF TOKYO-MITSUBISHI, LTD
                                 CHICAGO BRANCH

                                  By   /s/  Hisashi Miyashiro
                                    ------------------------------------------
                                       Name: Hisashi Miyashiro
                                       Title: Deputy General Manager

                                  BANQUE NATIONALE DE PARIS


                                   By   /s/  Arnaud Collin du Bocage
                                     ------------------------------------------
                                        Name: Arnaud Collin du Bocage
                                        Title: Executive VP & General Manager

                                   THE NORTHERN TRUST COMPANY


                                   By    /s/  Nicole Bahm
                                     ------------------------------------------
                                         Name: Nicole Bahm
                                         Title: 2nd Vice President

                                   FLEET BANK, N.A.


                                   By    /s/  Thomas J. Levy
                                     ------------------------------------------
                                          Name: Thomas J. Levy
                                          Title: Vice President

                   SCHEDULE 1 TO THE AMENDMENT AND RESTATEMENT

                   COMMITMENTS AND APPLICABLE LENDING OFFICES


 NAME OF INITIAL                                                                 EUROCURRENCY LENDING
  LENDER                       COMMITMENT           DOMESTIC LENDING OFFICE            OFFICE
------------------------  ------------------------  ---------------------------  ----------------------------
Citibank, NA              $18,000,000               Two Penns Way, Suite 200      Two Penns Way, Suite 200
                                                    New Castle, DE 19720          New Castle, DE 19720
                                                    Attn:  Bilal Aman             Attn:  Bilal Aman
                                                    Tel:    (302) 894-6013        Tel:    (302) 894-6013
                                                    Fax:   (302) 894-6120         Fax:   (302) 894-6120

Bank of America, NA       $10,500,000               231 South LaSalle Street      231 South LaSalle Street
                                                    11th Floor                    11th Floor
                                                    Chicago, IL 60697             Chicago, IL 60697
                                                    Attn:  Fred Johnson           Attn:  Fred Johnson
                                                    Tel:  (312) 828-6706          Tel:  (312) 828-6706
                                                    Fax:  (312) 974-1199          Fax:  (312) 974-1199

Bank One, NA (Main        $10,500,000               1 Bank One Plaza              1 Bank One Plaza
Office Chicago)                                     Suite 0088 1-14               Suite 0088 1-14
                                                    Chicago, IL 60670             Chicago, IL 60670
                                                    Attn: Richard Bedell          Attn: Richard Bedell
                                                    Tel:  (312) 732-2413          Tel:  (312) 732-2413
                                                    Fax:  (312) 732-1117          Fax:  (312) 732-1117

The Chase Manhattan Bank  $10,500,000               600 Fifth Avenue              600 Fifth Avenue
                                                    5th Floor                     5th Floor
                                                    New York, NY 10020            New York, NY 10020
                                                    Attn:  Tom Cox                Attn:  Tom Cox
                                                    Tel:  (212) 332-4355          Tel:  (212) 332-4355
                                                    Fax:  (212) 332-4370          Fax:  (212) 332-4370

The Bank of               $7,500,000                227 Monroe Street             227 Monroe Street
Tokyo-Mitsubishi,                                   Suite 2300                    Suite 2300
Ltd., Chicago Branch                                Chicago, IL  60606            Chicago, IL  60606
                                                    Attn:  Diane Tkach            Attn:  Diane Tkach
                                                    Tel:  (312) 696-4663          Tel:  (312) 696-4663
                                                    Fax:  (312) 696-4535          Fax:  (312) 696-4535

Banque Nationale de       $6,000,000                209 South LaSalle Street      209 South LaSalle Street
Paris                                               Chicago, IL 60604             Chicago, IL 60604
                                                    Attn:  Jo Ellen Bender        Attn:  Jo Ellen Bender
                                                    Tel:  (312) 977-2225          Tel:  (312) 977-2225
                                                    Fax:  (312) 977-1380          Fax:  (312) 977-1380

The Northern Trust        $6,000,000                50 South LaSalle Street       50 South LaSalle Street
Company                                             Chicago, IL 60675             Chicago, IL 60675
                                                    Attn:  Henry Gay              Attn:  Henry Gay
                                                    Tel:  (312) 444-3466          Tel:  (312) 444-3466
                                                    Fax:  (312) 444-5055          Fax:  (312) 444-5055

Fleet Bank, NA            $6,000,000                1185 Avenue of the Americas   1185 Avenue of the Americas
                                                    New York, NY 10036            New York, NY 10036
                                                    Attn:  Thomas Levy            Attn:  Thomas Levy
                                                    Tel:  (212) 819-5751          Tel:  (212) 819-5751
                                                    Fax:  (212) 819-4112          Fax:  (212) 819-4112

TOTAL OF COMMITMENTS      $75,000,000
